UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2012

ARGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31756	13-1947195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD 20850

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) – Resignation of Director

On January 23, 2012, Daniel A. Levinson resigned as a director of Argan, Inc. (“Argan”), effective immediately. Mr. Levinson’s resignation was for personal reasons, and was not related to any disagreement with Argan regarding its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: January 26, 2012	By:	/s/ Arthur Trudel
Arthur Trudel
Senior Vice President and
Chief Financial Officer